-AllianceBernstein Growth Fund (“Growth”)

-AllianceBernstein Large Cap Growth Fund (“Large Cap Growth”)

-AllianceBernstein Small/Mid Cap Growth Fund (“Small/Mid Cap Growth”)

-AllianceBernstein Small Cap Growth Portfolio (“Small Cap Growth”)

-AllianceBernstein U.S. Strategic Research Portfolio (“U.S. Strategic Research”)

-AllianceBernstein Global Thematic Growth Fund (“Global Thematic Growth”)

-AllianceBernstein International Growth Fund (“International Growth”)

-AllianceBernstein International Discovery Equity Portfolio (“International Discovery Equity”)

-AllianceBernstein Greater China ’97 Fund (“Greater China ’97”)

-AllianceBernstein Select US Equity Portfolio (“Select US Equity”)

-AllianceBernstein International Focus 40 Portfolio (“International Focus 40”)

Supplement dated March 8, 2012 to the Prospectuses and Summary Prospectuses dated November 1, 2011 offering Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, as applicable, of Growth, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, U.S. Strategic Research, Global Thematic Growth, International Growth and International Discovery Equity; the Prospectus and Summary Prospectus dated November 1, 2011 offering Class A, Class B, Class C and Advisor Class shares of Greater China ‘97 (together the “Growth Prospectuses”); the Prospectuses and Summary Prospectuses dated December 8, 2011 offering Class A, Class C, Advisor Class, Class R, Class K and Class I shares of Select US Equity and the Prospectuses and Summary Prospectuses dated July 7, 2011 offering Class A, Class C, Advisor Class, Class R, Class K and Class I shares of International Focus 40 (the “Prospectuses”).

Each of the Funds listed above is hereinafter referred to as a “Fund” or collectively, the “Funds”.

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The following chart for each Fund listed below replaces the chart under the heading “Portfolio Managers” in the summary section of the Growth Prospectuses for that Fund and reflects those persons responsible for day-to-day management of the Fund’s portfolio.

Large Cap Growth

Employee	Length of Service	Title
Frank V. Caruso	Since 2012	Senior Vice President of the Adviser
Vincent C. DuPont	Since 2012	Senior Vice President of the Adviser
John H. Fogarty	Since 2012	Senior Vice President of the Adviser

Greater China ’97

Employee	Length of Service	Title
Jean-Francois Van de Walle	Since 2011	Senior Vice President of the Adviser

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The following supplements certain information under the heading “Management of the Funds — Portfolio Managers” in the Growth Prospectuses with respect to each Fund below.

Large Cap Growth

Employee; Year; Title	Principal Occupation(s) During the Past Five (5) Years
Frank V. Caruso; since 2012; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity as a portfolio manager since prior to 2007.

Vincent C. DuPont; since 2012; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity as a portfolio manager since prior to 2007.

John H. Fogarty; since 2012; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity as a portfolio manager since prior to 2007.

Greater China ’97

Employee; Year; Title	Principal Occupation(s) During the Past Five (5) Years
Jean-Francois Van de Walle, since 2011; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a similar capacity as a portfolio manager since prior to 2007.

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All Funds

Under the heading “Additional Information About the Funds’ Risks And Investments” in the Funds’ Prospectuses, the following is added as the last paragraph to the section titled Derivatives and sub-titled Options:

–	Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Fund may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indexes, futures contracts (including on individual securities and stock indexes) or shares of ETFs at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Fund has the risk of losing the entire amount paid for the call or put options.

Under the heading “Additional Information About the Funds’ Risks And Investments” in the Funds’ Prospectuses, the following replaces the paragraph titled Investments in Other Investment Companies in the Growth Prospectuses and the Prospectuses of International Focus 40 and replaces the paragraph titled Exchange-Traded Funds And Other Investment Companies in the Prospectuses of Select US Equity:

Investment in Exchange-Traded Funds and Other Investment Companies A Fund may invest in shares of ETFs (in certain cases significantly), subject to the restrictions and limitations of the Investment Company Act of 1940 (the “1940 Act”) or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. The ETFs in which a Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in buying and selling the ETFs. In addition, the ETFs in which a Fund invests will incur expenses not incurred by their applicable indices, expenses that will be indirectly borne by the Fund. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs to track their indices. The market value of an ETF’s shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF’s shares trade at a discount to its NAV.

A Fund may also invest in investment companies other than ETFs as permitted by the 1940 Act or the rules and regulations thereunder. As with ETF investments, if the Fund acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund’s expenses. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

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This Supplement should be read in conjunction with the Prospectuses for the Funds.

You should retain this Supplement with your Prospectuses for future reference.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner,

AllianceBernstein L.P.

SUP-0101-0312-0138-0312

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